UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________
FORM 8-K
_______________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2026
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MECHANICS BANCORP
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(Exact name of registrant as specified in its charter)

Washington	001-35424	91-0186600
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Civic Drive, Walnut Creek, CA 94596
(Address of principal executive offices) (Zip Code)
(925) 482-8000
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	MCHB	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition
On July 29, 2026, Mechanics Bancorp issued a press release reporting results of operations for the second quarter of 2026. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01    Regulation FD Disclosure
Mechanics Bancorp is hereby furnishing a second quarter of 2026 slide presentation that executive management intends to use in meetings with institutional investors and industry analysts, including in a webcast on July 29, 2026, at 11:00 a.m. (eastern time). The slide presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and will be available on Mechanics Bancorp's investor relations web site at http://ir.mechanicsbank.com.
In accordance with General Instruction B.2 of Form 8-K, the information contained in this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

Exhibit 99.1	Earnings Release dated July 29, 2026.
Exhibit 99.2	Investor Presentation, Second Quarter 2026.
Exhibit 104	Cover Page Interactive Data File (embedded within with Inline XBRL)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 29, 2026

MECHANICS BANCORP

By:	/s/ Nathan Duda
Nathan Duda
Executive Vice President and Chief Financial Officer
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